UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-22887

Calamos ETF Trust

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

2020 Calamos Court, Naperville, Illinois 60563-2787

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

John P. Calamos, Sr., President Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

(NAME AND ADDRESS OF AGENT FOR SERVICE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2016

DATE OF REPORTING PERIOD: November 1, 2015 through April 30, 2016

ITEM 1. REPORT TO SHAREHOLDERS.

TIMELY INFORMATION INSIDE
ETF Trust
SEMIANNUAL REPORT APRIL 30, 2016
Calamos Focus Growth ETF
GO PAPERLESS
SIGN UP FOR E-DELIVERY
Visit www.calamos.com/FundInvestor/GoPaperless
to enroll. You can view shareholder
communications, including fund prospectuses,
annual reports and other shareholder materials
online long before the printed publications
arrive by traditional mail.

Experience and Foresight

About Calamos Investments

For over 35 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer funds to suit a variety of asset allocation needs. Our mutual funds, closed-end funds and ETF comprise equity, fixed income, convertible and alternative funds. We offer U.S. funds as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline and by our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to control risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

TABLE OF CONTENTS

Letter to Shareholders	1

Investment Team Discussion	3

Expense Overview	6

Schedule of Investments	8

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes In Net Assets	11

Notes to Financial Statements	12

Financial Highlights	18

Report of Independent Registered Public Accounting Firm	19

Letter to Shareholders

JOHN P. CALAMOS, SR.
Chairman and Global CIO

Dear Fellow Shareholder:

Welcome to your semiannual report for the six-month period ended April 30, 2016. In this report, you will find commentary from the management team of the Calamos Focus Growth ETF (the “Fund”) as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the Fund’s performance and positioning. I invite you to review not only the commentary for this Fund, but also to discuss with your financial advisor if there are other Calamos funds that could be suitable for your asset allocation.

Market Review

The reporting period proved to be an extremely turbulent time in the financial markets, as changing sentiment fueled volatility and market rotation. During the final months of 2015, investors remained concerned about low commodity prices, global economic growth forecasts, and the implications of central bank policies—including the Federal Reserve’s move to raise short-term interest rates for the first time since 2006.

As 2016 began, markets fell sharply as investor apprehension increased. By mid-February, investors became more confident about the health of the U.S. economy and the likelihood of fewer Fed increases, while commodity prices stabilized. This increased optimism drove a rally in emerging markets, high yield bonds, and value and cyclical stocks. (A stronger economic environment can provide tailwinds for cyclically oriented companies and fewer hurdles for companies with less robust growth prospects.) In this challenging environment, the S&P 500 Index gained 0.43% for the semiannual period.

Outlook

We do not believe a U.S. recession is imminent but the pace of expansion is likely to be measured in 2016. Similarly, we expect that the global economy will grow, but not at a robust pace overall. Around the world, fiscal policy remains an overarching cause of concern, as a lack of clarity on key regulatory issues casts a shadow over a number of sectors. We believe investors will be challenged by a host of uncertainties, including global growth concerns, the policies of the Fed and other central banks, the U.S. presidential election, commodity prices, and geopolitical uncertainties.

CALAMOS FOCUS GROWTH ETF SEMIANNUAL REPORT     1

Letter to Shareholders

Our team members continue to identify opportunities in this slower-growth environment, but they recognize that selectivity and risk management remain crucial. We believe investment opportunities exist across many asset classes, but selectivity remains paramount. During the reporting period, swings in market sentiment illustrated investors’ tendency to respond dramatically to events and data. Our portfolio managers are holding to their long-term discipline, seeking to capitalize on short-term investor emotion as they position the Fund for longer-term opportunities.

Conclusion

The market environment is always changing. To keep up-to-date on our views of the global financial markets and the opportunities that are emerging, I encourage you to visit our website at www.calamos.com on an ongoing basis. You’ll find our blog and videos from our team, as well as a variety of pieces designed to help you and your financial advisor make sound asset allocation decisions that align with your long-term goals and risk tolerance.

As always, we thank you for your continued trust. All of us at Calamos Investments are honored that you have chosen us to help you achieve your financial goals.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Before investing carefully consider the fund’s investment objectives, risks, charges and expenses. Please see the prospectus and summary prospectus containing this and other information or call 1-844-922-5226. Read it carefully before investing.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index.

The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to the accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

This report is intended for informational purposes only and should not be considered investment advice.

2     CALAMOS FOCUS GROWTH ETF SEMIANNUAL REPORT

Investment Team Discussion

CALAMOS FOCUS GROWTH ETF

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2016, the Fund declined 5.59% on a market price basis and 5.50% on a net asset value (NAV) basis versus a return of 0.43% for the S&P 500 Index and a loss of 1.37% for the Russell 1000 Growth Index.

The Fund performed broadly in line with the U.S. equity market as well as growth stocks through early February, but lagged during a value-oriented market rally in the last two months of the reporting period. The sectors that led the rally in March and April included energy, materials, industrials and financials.

Since its inception on July 14, 2014, the Fund has returned 1.41% on a market price basis and 1.47% on a NAV basis versus returns of 4.89% for the S&P 500 Index and 6.06% for the Russell 1000 Growth Index.

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/16

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

What factors influenced performance?

As mentioned, the Fund was challenged in a period characterized by a dramatic and broad equity sell-off in January. Investors were concerned about global growth prospects, a rising U.S. dollar, and the dollar’s effect on U.S. corporate earnings. The Russell 1000 Growth Index declined 11.16% from January 1, 2016 through February 11, 2016 (the market’s low for the reporting period). The subsequent rally was led by cyclical areas of the market (energy, materials and industrials) and value stocks, counter to the Fund’s growth bias and positioning.

Holdings within the health care sector lagged those of the benchmark. The biotechnology industry came under pressure as drug price increases made negative headlines, and names held within the Fund subsequently underperformed. Additionally, our ownership of higher-growth pharmaceuticals fell out of favor as more conservative pharmaceuticals names attracted investor attention in the reporting period. Selection within the cable and satellite industry of consumer discretionary also detracted from performance. Conversely, selection within energy added to performance, as names held within the portfolio finished in positive territory for the period, while the sector was the biggest laggard in the Russell 1000 Growth Index. Additionally, selection within industrials, most notably within defense and environmental services, contributed to performance.

OVERVIEW

The fund invests in a select portfolio of equities issued by “blue chip” U.S. companies that offer opportunities for growth.

KEY FEATURES

•	Active management utilizes over 20 years of extensive research experience in growth investing

•	The compact portfolio comprises only those large cap stocks in which we have the greatest confidence of sustained growth

•	Stresses company fundamentals, including global presence, strong or accelerated earnings growth, and solid returns on invested capital

PORTFOLIO FIT

The fund is a core growth allocation centered on a compact equity portfolio of large cap stocks.

CALAMOS FOCUS GROWTH ETF SEMIANNUAL REPORT     3

Investment Team Discussion

SECTOR WEIGHTINGS
Information Technology	35.2%
Consumer Discretionary	18.6
Health Care	15.5
Industrials	8.6
Financials	3.9
Consumer Staples	3.8
Energy	3.0
Telecommunication Services	2.2
Materials	0.7

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

How is the Fund positioned?

This large cap growth equity Fund invests in a diversified, yet concentrated portfolio of common stocks. The Fund seeks to invest in U.S. companies with higher sustainable growth or acceleration in growth. We aim to participate in long-term growth trends by focusing on companies with solid or improving fundamentals, global brands, strong growth catalysts and attractive valuations.

Our investments reflect a positive long-term outlook for equities, but we maintain a somewhat cautious view in light of current economic and political conditions. We believe that a combination of secular and cyclical growth holdings is appropriate, given our view that we are in a slow-growth phase of the economic cycle, even as conditions are improving for some cyclical areas of the economy. With this in mind, we are emphasizing companies with improving fundamentals and increasing returns on invested capital. We look for more stable growth areas of the market, while also being mindful of valuations in those spaces.

Among selected changes in the period, we increased the Fund’s allocation within industrials, adding to areas such as defense and environmental services. We believe that defense names will see continued growth as worrisome geopolitical events elevate fears and outlays to support the space. The additions to industrials were additive to Fund performance and narrowed our underweight relative to the Russell 1000 Growth Index. Conversely, we reduced investments within the consumer discretionary space, moving from a slight overweight to an underweight position relative to the benchmark. Although we believe the U.S. consumer to be in decent health as evidenced by strengthening housing and employment data, we also believe that consumers will be a bit more selective in purchases, to the detriment of traditional retail and brick-and-mortar stores. However, we still maintain a considerable position in the consumer discretionary space, favoring home improvement and entertainment names.

What closing thoughts do you have for Fund shareholders?

The weakened U.S. dollar, a recovery in oil, and efforts from central banks around the world to reflate the global economy can create tailwinds for cyclical areas of the market. Accordingly, we have increased our investments in energy and industrials, as well as semiconductors within information technology. It is our belief that growth will remain scarce, so we submit that investors will be willing to pay for those businesses that can offer superior growth. We expect to be a bit more cautious concerning valuations as higher-valued stocks may have a greater potential to sell off when volatility occurs. We don’t believe that the market’s rotation to low-quality stocks is a sustained shift where companies with very low returns on capital can continue to fare well. However, cyclical growth stocks may continue to be attractive as economic growth picks up, even at a subdued pace.

4     CALAMOS FOCUS GROWTH ETF SEMIANNUAL REPORT

Investment Team Discussion

AVERAGE ANNUAL TOTAL RETURN AS OF 4/30/16

TOTAL RETURN*

Inception 7/14/14

	6 MONTHS	1 YEAR	SINCE INCEPTION†
On Market Price	-5.59%	-5.68%	1.41%
On NAV	-5.50%	-5.50%	1.47%

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. You can purchase or sell shares daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below NAV and may be worth more or less than your original investment. Shares of exchange-traded funds frequently trade at a market price that is below their NAV. Market performance is determined using the bid/ask midpoint at 4:00 pm Eastern time, when the NAV is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. For the fund’s most recent month end performance, please call 844.922.5226 or visit www.calamos.com. As of the prospectus dated 2/29/16, the Fund’s gross expense ratio is 2.35%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2017, to the extent necessary so that Total Annual Operating Expenses (excluding taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) are limited to 0.90% annually.

*	Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation or depreciation, assuming reinvestment of income and net realized gains distributions.

†	Annualized since inception.

NOTES:

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS FOCUS GROWTH ETF SEMIANNUAL REPORT     5

Expense Overview

EXPENSE OVERVIEW

As a shareholder of an ETF, you incur two types of costs. You incur:

1)	Transaction costs, including brokerage commissions paid on purchases and sales for fund shares.

2)	Ongoing costs, including management fees, and other fund expenses.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2015 to April 30, 2016. It is intended to help you understand the ongoing costs associated with investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

There are two parts of the Fund’s chart:

Actual

In this part of the chart, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period in the Fund from November 1, 2015 to April 30, 2016, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in Class A shares of the Fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the Actual Expenses per $1,000 row. In this example, you would multiply 8.6 times the figure.

Hypothetical

In this part of the chart, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from November 1, 2015 to April 30, 2016, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the Fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.

Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees, exchange fees or brokerage commissions. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

6     CALAMOS FOCUS GROWTH ETF SEMIANNUAL REPORT

Expense Overview

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period,

November 1, 2015 and held through April 30, 2016.

Actual Expenses per $1,000*	$4.35
Actual - Ending Balance	$945.00
Hypothetical Expenses per $1,000*	$4.52
Hypothetical - Ending Value	$1,020.39
Annualized expense ratio(1)	0.90%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366.

(1)

Annualized Expense Ratios are adjusted to reflect fee waiver.

CALAMOS FOCUS GROWTH ETF SEMIANNUAL REPORT     7

Schedule of Investments  April 30, 2016 (Unaudited)

NUMBER OF SHARES		VALUE
COMMON STOCKS (91.5%)
	Consumer Discretionary (18.6%)
7,800	Comcast Corp. - Class A	$ 473,928
3,900	Delphi Automotive, PLC	287,157
7,050	Dollar General Corp.	577,465
17,200	Hilton Worldwide Holdings, Inc.	379,260
8,570	Home Depot, Inc.	1,147,437
14,200	Liberty Global, PLC - Class A#	535,766
6,900	Norwegian Cruise Line Holdings, Ltd.#	337,341
6,925	Starbucks Corp.	389,393
910	Tesla Motors, Inc.#^	219,092
5,100	Walt Disney Company	526,626
		4,873,465

	Consumer Staples (3.8%)
6,500	Mondelez International, Inc. - Class A	279,240
5,600	Reynolds American, Inc.	277,760
5,500	Walgreens Boots Alliance, Inc.	436,040
		993,040

	Energy (3.0%)
4,600	Diamondback Energy, Inc.#	398,268
2,340	Pioneer Natural Resources Company	388,674
		786,942

	Financials (3.9%)
9,950	E*TRADE Financial Corp.#	250,541
2,410	Intercontinental Exchange, Inc.	578,472
1,700	SVB Financial Group#	177,276
		1,006,289

	Health Care (15.5%)
10,945	AbbVie, Inc.	667,645
7,525	Acadia Healthcare Company, Inc.#	475,505
2,405	Alexion Pharmaceuticals, Inc.#	334,968
1,200	Allergan, PLC#	259,872
2,500	Celgene Corp.#	258,525
3,325	Centene Corp.#	206,017
4,885	Express Scripts Holding Company#	360,171
1,650	HCA Holdings, Inc.#	133,023
2,975	Perrigo Company, PLC^	287,593
1,850	Shire, PLC^	346,727
15,550	Zoetis, Inc.	731,317
		4,061,363

	Industrials (8.6%)
3,125	Eaton Corp., PLC	197,719
2,400	Northrop Grumman Corp.	495,024
2,020	Raytheon Company	255,227
6,750	Southwest Airlines Company	301,117
NUMBER OF SHARES		VALUE
4,800	United Parcel Service, Inc. - Class B^	$ 504,336
7,175	Waste Connections, Inc.	482,734
		2,236,157

	Information Technology (35.2%)
6,455	Accenture, PLC - Class A	728,899
2,445	Alphabet, Inc. - Class A#	1,730,767
16,450	Apple, Inc.	1,542,023
14,300	Applied Materials, Inc.	292,721
9,650	Booz Allen Hamilton Holding Corp.	266,050
1,720	CoStar Group, Inc.#	339,373
8,940	Facebook, Inc. - Class A#	1,051,165
10,850	FireEye, Inc.#	188,248
23,050	InterXion Holding, NV#	780,934
14,500	Microsoft Corp.	723,115
1,600	NXP Semiconductors, NV#	136,448
10,500	Sabre Corp.	303,975
5,100	Salesforce.com, Inc.#	386,580
9,425	Visa, Inc. - Class A^	727,987
		9,198,285

	Materials (0.7%)
2,625	Scotts Miracle-Gro Company, Class A	185,798

	Telecommunication Services (2.2%)
14,925	T-Mobile USA, Inc.#	586,254

	TOTAL COMMON STOCKS (Cost $23,002,535)	23,927,593

SHORT TERM INVESTMENT (9.1%)
2,385,634	Fidelity Prime Money Market Fund -
	Institutional Class
	(Cost $2,385,634)	2,385,634

INVESTMENT OF CASH COLLATERAL FOR
SECURITIES LOANED (1.5%)
405,876	J.P. Morgan U.S. Government Money
	Market Fund
	(Cost $405,876)	405,876

TOTAL INVESTMENTS (102.1%)
(Cost $25,794,045)		26,719,103

PAYABLE UPON RETURN OF SECURITIES ON LOAN
(-1.5%)		(405,876)
LIABILITIES, LESS OTHER ASSETS (-0.6%)		(152,715)

NET ASSETS (100.0%)		$26,160,512

NOTES TO SCHEDULE OF INVESTMENTS

# Non-income producing security.

^ Security, or portion of security, is on loan.

8 CALAMOS FOCUS GROWTH ETF SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities  April 30, 2016 (Unaudited)

ASSETS
Investments in securities, at value (cost $25,794,045)	$26,719,103
Due from investment advisor	28,201
Receivables:
Accrued interest and dividends	18,410
Investments sold	215,107
Prepaid expenses	2,845
Other assets	11,002
Total assets	26,994,668
LIABILITIES
Collateral for securities loaned	405,876
Payables:
Investments purchased	353,509
Affiliates:
Investment advisory fees	21,806
Deferred compensation to trustees	11,002
Financial accounting fees	254
Trustees’ fees and officer compensation	1,824
Other accounts payable and accrued liabilities	39,885
Total liabilities	834,156
NET ASSETS	$26,160,512
COMPOSITION OF NET ASSETS
Paid in capital	$26,012,375
Undistributed net investment income (loss)	24,536
Accumulated net realized gain (loss) on investments	(801,457)
Unrealized appreciation (depreciation) of investments	925,058
NET ASSETS	$26,160,512
CLASS A SHARES
Shares outstanding†	2,610,000
Net asset value and redemption price per share	$10.02

†  No par value; unlimited number of shares authorized.

See accompanying Notes to Financial Statements	CALAMOS FOCUS GROWTH ETF SEMIANNUAL REPORT 9

Statement of Operations  Six Months Ended April 30, 2016 (Unaudited)

INVESTMENT INCOME
Dividends	$141,708
Securities lending income	2,657
Total investment income	144,365

EXPENSES
Investment advisory fees	131,610
Legal fees	37,197
Audit fees	25,044
Printing and mailing fees	14,845
Accounting fees	12,433
Custodian fees	9,703
Transfer agent fees	7,800
Trustees’ fees and officer compensation	6,417
Registration fees	4,249
Financial accounting fees	1,527
Other	8,616
Total expenses	259,441
Less expense reductions	(140,992)
Net expenses	118,449
NET INVESTMENT INCOME (LOSS)	25,916

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(765,421)
Change in net unrealized appreciation/(depreciation) on:
Investments	(781,242)
NET GAIN (LOSS)	(1,546,663)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,520,747)

10 CALAMOS FOCUS GROWTH ETF SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2016	YEAR ENDED OCTOBER 31, 2015
OPERATIONS
Net investment income (loss)	$25,916	$56,026
Net realized gain (loss)	(765,421)	689,739
Change in unrealized appreciation/(depreciation)	(781,242)	677,258
Net increase (decrease) in net assets resulting from operations	(1,520,747)	1,423,023

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(58,099)	(7,424)
Net realized gains	(607,008)	—
Total distributions	(665,107)	(7,424)
CAPITAL SHARE TRANSACTIONS	—	525,272
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,185,854)	1,940,871

NET ASSETS
Beginning of period	$28,346,366	$26,405,495
End of period	26,160,512	28,346,366

SHARES CREATED AND REDEEMED
Shares outstanding, beginning of period	2,610,000	2,560,000
Shares created	—	50,000
Shares outstanding, end of period	2,610,000	2,610,000
Undistributed net investment income (loss)	$24,536	$56,719

See accompanying Notes to Financial Statements	CALAMOS FOCUS GROWTH ETF SEMIANNUAL REPORT 11

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. CALAMOS ETF TRUST, a Delaware statutory trust organized June 17, 2013, (the “Trust”), consists of a single series, Calamos Focus Growth ETF (the “Fund”), which commenced operations on July 14, 2014. The Trust is registered under the Investment Company Act of 1940 as amended (the “1940 Act”) as an open-end management investment company. The Fund seeks to achieve long-term capital growth.

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time the Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized

12     CALAMOS FOCUS GROWTH ETF SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2016. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos ETF Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements.

Indemnifications. Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

CALAMOS FOCUS GROWTH ETF SEMIANNUAL REPORT     13

Notes to Financial Statements (Unaudited)

Note 2 — Investment Adviser and Transactions With Affiliates or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.

Pursuant to a financial accounting services agreement, during the period the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Advisors Trust, Calamos Investment Trust, Calamos ETF Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $11,002 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2016. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2016.

Calamos Advisors has contractually agreed to limit the total annual fund operating expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) to 0.90% of average net assets. This expense limitation agreement is binding on Calamos Advisors through March 1, 2017. This agreement is not terminable by either party.

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments for the period ended April 30, 2016 were as follows:

Cost of purchases	$10,441,573
Proceeds from sales	10,900,948

The following information is presented on a federal income tax basis as of April 30, 2016. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments (excluding Investments of Collateral for Securities on Loan) for federal income tax purposes at April 30, 2016 was as follows:

Cost basis of investments	$25,835,005
Gross unrealized appreciation	2,117,086
Gross unrealized depreciation	(1,232,988)
Net unrealized appreciation (depreciation)	$884,098

14     CALAMOS FOCUS GROWTH ETF SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Note 4 – Income Taxes

Distributions for the year ended October 31, 2015 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2015
Distributions paid from:
Ordinary income	$7,424

As of October 31, 2015, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$406,765
Undistributed capital gains	253,280
Total undistributed earnings	660,045
Accumulated capital and other losses	—
Net unrealized gains/(losses)	1,681,594
Total accumulated earnings/(losses)	2,341,639
Other	(7,648)
Paid-in capital	26,012,375
Net assets applicable to common shareholders	$28,346,366

Note 5 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Fund’s net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2016.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

CALAMOS FOCUS GROWTH ETF SEMIANNUAL REPORT     15

Notes to Financial Statements (Unaudited)

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2016, the Fund had no outstanding purchased options or written options during the entire period.

Note 6 – Securities Lending

The Fund may loan one or more of its securities to broker-dealers and banks. Any such loan must be secured by collateral in cash, cash equivalents, or securities maintained on a current basis in an amount at least equal to the value of the securities loaned by the Fund. Non-cash collateral is generally comprised of securities issued or guaranteed by the U.S. government and its agencies. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. Upon receipt of cash collateral, the Fund’s securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Fund records the investment of cash collateral as an asset and the value of the collateral as a liability on the Statement of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Fund will record unrealized depreciation equal to the decline in value of the invested collateral. Non-cash collateral is accepted and held in accordance with the securities lending agreement and is not reinvested or included in the Statement of Asset and Liabilities, as the Fund does not exercise direct control over the securities.

The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund has the right to call a loan and obtain the securities loaned at any time. The Fund does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash, cash equivalent, or securities collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing its rights. In an effort to reduce these risks, the Fund’s security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which the Fund lends securities.

At April 30, 2016, the Fund held securities valued at $1,514,703 that were on loan to broker-dealers and banks. The Fund also held cash collateral that was invested in short term investments of $405,876 and reflected a corresponding liability for such collateral of $405,876, and held non-cash collateral valued at $1,137,786.

16     CALAMOS FOCUS GROWTH ETF SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Note 7 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•	Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•	Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$23,927,593	$—	$—	$23,927,593
Short Term Investment	2,385,634	—	—	2,385,634
Investment of Cash Collateral For Securities Loaned	405,876	—	—	405,876
Total	$26,719,103	$—	$—	$26,719,103

Note 8 – Capital Share Transactions

Shares are issued and redeemed by the Fund only in creation units of 50,000 shares. Such transactions generally are on an in-kind basis with a specified amount of cash used to adjust the transaction to the net asset value of the Fund on the transaction date.

Investors purchasing and redeeming creation units may pay a purchase transaction fee and a redemption transaction fee directly to the Fund’s transfer agent, State Street Bank and Trust Company, to offset transfer and other transaction costs associated with the issuance and redemption.

Transactions in shares for the Fund are disclosed in detail in the Statement of Changes in Net Assets.

CALAMOS FOCUS GROWTH ETF SEMIANNUAL REPORT     17

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited)		July 14, 2014•
	Six Months Ended	Year Ended	through
	April 30, 2016	October 31, 2015	October 31, 2014
Net asset value, beginning of period	$10.86	$10.31	$10.00
Income from investment operations:
Net investment income (loss)	0.01	0.02	–(a)
Net realized and unrealized gain (loss)	(0.60)	0.53	0.31
Total from investment operations	(0.59)	0.55	0.31
Less distributions to common shareholders from:
Net investment income	(0.02)	–(a)	–
Net realized gains	(0.23)	–	–
Total distributions	(0.25)	–(a)	–
Net asset value, end of period	$10.02	$10.86	$10.31
Market value, end of period	$10.01	$10.86	$10.36
Total investment return based on:(b)
Net asset value	(5.50)%	5.36%	3.10%
Market value	(5.59)%	4.86%	3.60%
Net assets, end of period (000)	$26,161	$28,346	$26,405
Ratios to average net assets applicable to common shareholders:
Net expenses	0.90%(c)	0.90%	0.90%(c)
Gross expenses prior to expense reductions and earnings credits	1.97%(c)	2.34%	2.50%(c)
Net expenses, excluding interest expenses and dividend expense on short positions	0.90%	0.90%	–%
Net investment income (loss)	0.20%(c)	0.20%	(0.01)%(c)
Portfolio turnover rate(d)	43.1%	147.3%	29.6%

•	Commencement of operations.

(a)	Amount equated to less than $0.005 per common share.

(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)	Annualized.

(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemption in-kind transactions.

18     CALAMOS FOCUS GROWTH ETF SEMIANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos ETF Trust

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, for Calamos ETF Trust (the “Trust”), comprised solely of Calamos Focus Growth ETF, as of April 30, 2016, and the related statements of operations, changes in net assets, and the financial highlights for the six month period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management.

We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to such financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets of the Fund for the year ended October 31, 2015 and the financial highlights for the year ended October 31, 2015 and the period from July 14, 2014 (commencement of operations) through October 31, 2014; and in our report dated December 16, 2015, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Chicago, Illinois
June 15, 2016

CALAMOS FOCUS GROWTH ETF SEMIANNUAL REPORT     19

This page intentionally left blank.

MANAGING YOUR CALAMOS

FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

STAY CONNECTED www.calamos.com/connect

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless accompanied by a currently effective prospectus of the Fund and, after July 31, 2016, updated performance data for the most recently completed fiscal quarter. The views expressed in this report reflect those of Calamos Advisors LLC only through April 30, 2016. The managers’ views are subject to change at any time based on market and other conditions.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30, 2015 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

DISTRIBUTOR:

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

844.922.5226

TRANSFER AGENT:

State Street Bank and Trust Company
Boston, MA

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray

Chicago, IL

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959
www.calamos.com
© 2016 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered
trademarks of Calamos Investments LLC.
FGETFSAN 56 2016

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics—Not applicable.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos ETF Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 21, 2016

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 21, 2016

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 21, 2016